Form N-CSR Item 13(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in September 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: September 2017

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.1450	100.0%	$0.1450	100.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1450	100.0%	$0.1450	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2017[1]	12.17%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2017[2]	7.83%
Cumulative total return at NAV for the fiscal year through August 31, 2017[3]	11.57%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2017[4]	7.83%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on August 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

September 29, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in October 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: October 2017

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0499	34.4%	$0.1949	67.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0951	65.6%	$0.0951	32.8%

Total per common share	$0.1450	100.0%	$0.2900	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on September 30, 2017[1]	12.33%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2017[2]	7.64%
Cumulative total return at NAV for the fiscal year through September 30, 2017[3]	3.23%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2017[4]	0.64%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on September 30, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

October 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in November 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: November 2017

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0459	31.7%	$0.2409	55.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0991	68.3%	$0.1941	44.6%

Total per common share	$0.1450	100.0%	$0.4350	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on October 31, 2017[1]	12.67%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2017[2]	7.58%
Cumulative total return at NAV for the fiscal year through October 31, 2017[3]	4.76%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2017[4]	1.26%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on October 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

November 30, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in December 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: December 2017

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0534	36.8%	$0.2942	50.7%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0916	63.2%	$0.2858	49.3%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1450	100.0%	$0.5800	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2017[1]	13.33%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2017[2]	7.40%
Cumulative total return at NAV for the fiscal year through November 30, 2017[3]	7.87%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2017[4]	1.85%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on November 30, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

December 29, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in January 2018. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2018 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2018

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0492	33.9%	$0.3434	47.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0958	66.1%	$0.3816	52.6%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1450	100.0%	$0.7250	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2017[1]	13.45%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2017[2]	7.29%
Cumulative total return at NAV for the fiscal year through December 31, 2017[3]	10.19%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2017[4]	2.43%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2018 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

January 31, 2018

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in February 2018. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2018 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2018

Distribution Amount per Common Share: $0.1450

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0494	34.1%	$0.3932	45.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0956	65.9%	$0.4768	54.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%

Total per common share	$0.1450	100.0%	$0.8700	100.0%

[1]	The Fund’s fiscal year is September 1, 2017 to August 31, 2018

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2018[1]	13.10%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2018[2]	7.11%
Cumulative total return at NAV for the fiscal year through January 31, 2018[3]	13.77%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2018[4]	2.96%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2018.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2018.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2018 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2018 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2018.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2018 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

February 28, 2018